Gibraltar Announces Full Year And Fourth Quarter 2020 Financial Results

Gibraltar Delivers Record Revenue and EPS performance in 2020
2020 Revenues Grow 15%, GAAP, Adjusted EPS Expands 38% and 18%, Respectively
Q4 Revenues Improves 17%, GAAP, Adjusted EPS Up 15% and 4%, Respectively
Backlog 50% Higher on Continued Renewable Energy and Conservation Demand

Buffalo, New York, February 25, 2021 - Gibraltar Industries, Inc. (Nasdaq: ROCK), a leading manufacturer and provider of products and services for the renewable energy, conservation, residential and infrastructure markets, today reported its financial results for the three-month period ended December 31, 2020. Results of TerraSmart, acquired at the end of the day on December 31, 2020, had no impact on operations in 2020 in reported results.

“Overall, we delivered record performance in 2020 while remaining very focused on the health and well-being of our people, operations, customers, and communities. We also worked on the business, executed key initiatives, and generated strong cash flow, enabling material investments to support our long term strategy,” said President and Chief Executive Officer Bill Bosway. “Our fourth quarter performance was solid with revenue increasing 17% and adjusted EPS increasing 4%, and we enter 2021 with a strong backlog of approximately $300 million, up 50%, and a strong balance sheet and cash flow profile to continue driving our key initiatives.”

Fourth Quarter 2020 Consolidated Results from Continuing Operations*

Gibraltar reported the following consolidated results from continuing operations:

	Three Months Ended December 31,
Dollars in millions, except EPS	GAAP			Adjusted
	2020	2019	% Change	2020	2019	% Change
Net Sales	$265.2	$226.0	17.3%	$265.2	$226.0	17.3%
Net Income	$17.6	$15.0	17.3%	$19.5	$18.6	4.8%
Diluted EPS	$0.53	$0.46	15.2%	$0.59	$0.57	3.5%

Fourth quarter 2020 net sales from continuing operations increased 17.3% to $265.2 million, driven by the Residential Products and Renewable Energy & Conservation segments. Of the 17.3% increase, organic growth accounted for 3.6%, and recent acquisitions contributed 13.7%.

GAAP earnings increased 17.3% to $17.6 million, or $0.53 per share, while adjusted earnings increased 4.8% to $19.5 million, or $0.59 per share, the result of organic growth and continued margin expansion in the Residential Products segment, product and services mix, favorable alignment of price to material costs, and ongoing benefits from operational excellence initiatives. Adjusted measures remove charges for restructuring initiatives, acquisition-related items, senior leadership transition costs, and other reclassifications, as further described in the appended reconciliation of adjusted financial measures.

*Gibraltar has classified the Industrial business as a discontinued operation with fourth quarter 2020 results. Included in fourth quarter 2020 loss from discontinued operations of $26.1 million is a non-cash loss of $29.6 million related to the disposal of this business.

Fourth Quarter Segment Results

Renewable Energy & Conservation

The acquisition of TerraSmart, an important addition to Gibraltar’s renewable energy business, was completed on December 31, 2020. TerraSmart delivered 2020 revenue of $157 million and adjusted EBITDA of $26 million, in line with expectations creating a business with approximately $400M in revenue and operating margin in excess of 12% on a Pro Forma basis as we enter 2021. TerraSmart’s 2020 results did not impact Gibraltar’s Q4 2020 results.

For the fourth quarter, the Renewable Energy & Conservation segment reported:

	Three Months Ended December 31,
Dollars in millions	GAAP			Adjusted
	2020	2019	% Change	2020	2019	% Change
Net Sales	$124.6	$111.4	11.8%	$124.6	$111.4	11.8%
Operating Margin	9.4%	14.9%	(550) bps	9.7%	15.2%	(550) bps

Segment revenue increased 11.8% driven by growth from acquisitions. Organic revenue slowed during the quarter driven by certain market dynamics. Solar customers experienced unanticipated solar panel supply challenges and building permit delays causing temporary delays to existing projects slated for the fourth quarter. In the conservation business, market conditions for greenhouse structures and processing extraction equipment serving the cannabis and hemp markets remain slow, but the positive momentum in order activity and backlog over the last 60 days supports our previous expectation of these two markets being solid in 2021. Total segment backlog continued to grow, increasing 55%, driven by continued strength in both solar energy and organic produce end markets.

Adjusted operating margin performance was driven by a reduction in solar volume as existing solar projects moved into 2021. We expect the solar panel supply challenges to subside in the first half of 2021. We also experienced a delay to our integration plan of Thermo Energy Systems (TES), which is located in Canada, due to mandated Covid-19 visitation and travel restrictions between the U.S. and Canada. The slower greenhouse structures and processing equipment market for cannabis and hemp impacted volume and productivity initiatives in the quarter creating a margin drag accordingly.

Residential Products

For the fourth quarter, the Residential Products segment reported:

	Three Months Ended December 31,
Dollars in millions	GAAP			Adjusted
	2020	2019	% Change	2020	2019	% Change
Net Sales	$128.2	$101.2	26.7%	$128.2	$101.2	26.7%
Operating Margin	15.8%	13.0%	280 bps	15.9%	13.1%	280 bps

Segment revenue increased 26.7% as the residential market continued to show solid activity, with strong demand and participation gains across all channels. Organic growth was 21.4%, with the acquired Architectural Mailboxes business contributing 5.3% growth. Adjusted operating margin increased with consistent execution on higher volume, and additional 80/20 initiatives.

Infrastructure Products

As noted above, Gibraltar completed the sale of the Industrial business on February 23, 2021. The results of the Industrial business are included as discontinued operations and the assets and liabilities have been reclassified as held-for-sale in fourth quarter 2020 results.

For the fourth quarter, the Infrastructure Products segment reported:

	Three Months Ended December 31,
Dollars in millions	GAAP			Adjusted
	2020	2019	% Change	2020	2019	% Change
Net Sales	$12.4	$13.4	(7.5)%	$12.4	$13.4	(7.5)%
Operating Margin	4.6%	5.8%	(120) bps	6.4%	5.8%	60 bps

Segment revenue decreased 7.5% as the pandemic continued to impact existing and new project schedules, especially in segments like airport runway maintenance, where customers have delayed spending. The increase in adjusted operating margin was driven by strong execution in fabricated product sales which has offset a decline in our higher margin non-fabricated product lines. Infrastructure backlog improved modestly, but bidding activity has approached record levels moving into 2021.

Business Outlook

“We enter 2021 with momentum across our businesses and confidence in our end markets, and we will continue executing our operating playbook, maintaining a safe environment for our people and supporting our customers,” Mr. Bosway concluded. “Although we are dealing with challenging short term market dynamics, I am confident we will deliver full year growth and margin expansion in 2021.”

Gibraltar is providing guidance for revenue and earnings for the full year 2021. Consolidated revenue is expected to range between $1.3 billion and $1.35 billion. GAAP EPS is expected to range between $2.78 and $2.95, compared to $2.53 in 2020, and adjusted EPS is expected to range between $3.30 and $3.47, compared to $2.73 in 2020.

Gibraltar Industries
Dollars in millions, except EPS		Operating		Income	Net	Diluted Earnings
	Revenue	Income	Margin	Taxes	Income	Per Share

GAAP Measures	$1.3B - $1.35B	$127-135	9.8-10.0%	$36-38	$92-98	$2.78-2.95
Adjustments		22	1.7%	4	17	0.52
Adjusted Measures		$149-157	11.5-11.7%	$40-42	$109-115	$3.30-3.47

Fourth Quarter 2020 Conference Call Details

Gibraltar will host a conference call today starting at 9:00 a.m. ET to review its results for the fourth quarter of 2020. Interested parties may access the webcast through the Investors section of the Company’s website at www.gibraltar1.com or dial into the call at (877) 407-3088 or (201) 389-0927. For interested individuals unable to join the live conference call, a webcast replay will be available on the Company’s website for one year.

About Gibraltar

Gibraltar Industries is a leading manufacturer and provider of products and services for the renewable energy, conservation, residential, and infrastructure markets. With a three-pillar strategy focused on business systems, portfolio management, and organization and talent development, Gibraltar’s mission is to create compounding and sustainable value with strong leadership positions in higher growth, profitable end markets. Gibraltar serves customers primarily throughout North America. Comprehensive information about Gibraltar can be found on its website at www.gibraltar1.com.

Forward-Looking Statements

Certain information set forth in this news release, other than historical statements, contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that are based, in whole or in part, on current expectations, estimates, forecasts, and projections about the Company’s business, and management’s beliefs about future operations, results, and financial position. These statements are not guarantees of future performance and are subject to a number of risk factors, uncertainties, and assumptions. Actual events, performance, or results could differ materially from the anticipated events, performance, or results expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially from current expectations include, among other things, the impacts of COVID-19 on the global economy and on our customers, suppliers, employees, operations, business, liquidity and cash flows, other general economic conditions and conditions in the particular markets in which we operate, changes in customer demand and capital spending, competitive factors and pricing pressures, our ability to develop and launch new products in a cost-effective manner, our ability to realize synergies from newly acquired businesses, and our ability to derive expected benefits from restructuring, productivity initiatives, liquidity enhancing actions, and other cost reduction actions. Before making any investment decisions regarding our company, we strongly advise you to read the section entitled “Risk Factors” in our most recent annual report on Form 10-K which can be accessed under the “SEC Filings” link of the “Investor Info” page of our website at www.Gibraltar1.com. The Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by applicable law or regulation.

Adjusted Financial Measures

To supplement Gibraltar’s consolidated financial statements presented on a GAAP basis, Gibraltar also presented certain adjusted financial measures in this news release. Adjusted financial measures exclude special charges consisting of restructuring costs primarily associated with 80/20 simplification initiatives, senior leadership transition costs, early debt repayment, acquisition related costs, restatement of previously reported adjusted financial measures to account for discontinued operations and other reclassifications. These adjustments are shown in the reconciliation of adjusted financial measures excluding special charges provided in the supplemental financial schedules that accompany this news release. The Company believes that the presentation of results excluding special charges provides meaningful supplemental data to investors, as well as management, that are indicative of the Company’s core operating results and facilitates comparison of operating results across reporting periods as well as comparison with other companies. Special charges are excluded since they may not be considered directly related to the Company’s ongoing business operations. These adjusted measures should not be viewed as a substitute for the Company’s GAAP results and may be different than adjusted measures used by other companies.

Contact:
LHA Investor Relations
Jody Burfening/Carolyn Capaccio
(212) 838-3777
rock@lhai.com

GIBRALTAR INDUSTRIES, INC.
CONSOLIDATED STATEMENTS OF INCOME
(in thousands, except per share data)
(unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2020	2019	2020	2019
Net Sales	$265,201	$226,034	$1,032,578	$898,233
Cost of sales	202,775	168,608	776,235	678,336
Gross profit	62,426	57,426	256,343	219,897
Selling, general, and administrative expense	39,704	37,193	149,153	139,085
Income from operations	22,722	20,233	107,190	80,812
Interest expense (income)	220	(5)	703	2,323
Other expense (income)	150	192	(1,272)	408
Income before taxes	22,352	20,046	107,759	78,081
Provision for income taxes	4,754	5,003	24,468	18,153
Income from continuing operations	17,598	15,043	83,291	59,928
Discontinued operations:
(Loss) income before taxes	(25,992)	(918)	(16,602)	6,682
Provision for (benefit of) income taxes	151	(232)	2,123	1,519
(Loss) income from discontinued operations	(26,143)	(686)	(18,725)	5,163
Net (loss) income	$(8,545)	$14,357	$64,566	$65,091
Net earnings per share – Basic:
Income from continuing operations	$0.54	$0.46	$2.55	$1.85
(Loss) income from discontinued operations	(0.80)	(0.02)	(0.57)	0.16
Net (loss) income	$(0.26)	$0.44	$1.98	$2.01
Weighted average shares outstanding -- Basic	32,719	32,505	32,664	32,389
Net earnings per share – Diluted:
Income from continuing operations	$0.53	$0.46	$2.53	$1.83
(Loss) income from discontinued operations	(0.79)	(0.02)	(0.57)	0.16
Net (loss) income	$(0.26)	$0.44	$1.96	$1.99
Weighted average shares outstanding -- Diluted	33,016	32,880	32,918	32,722

GIBRALTAR INDUSTRIES, INC.
CONSOLIDATED BALANCE SHEETS
(in thousands, except per share data)

	December 31, 2020	December 31, 2019
	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$32,054	$191,363
Accounts receivable, net	197,990	133,895
Inventories, net	98,307	61,957
Prepaid expenses and other current assets	19,671	18,959
Assets of discontinued operations	77,438	30,928
Total current assets	425,460	437,102
Property, plant, and equipment, net	89,562	78,152
Operating lease assets	25,229	21,201
Goodwill	514,279	307,355
Acquired intangibles	156,365	76,734
Other assets	1,599	1,980
Assets of discontinued operations	—	61,926
	$1,212,494	$984,450
Liabilities and Shareholders’ Equity
Current liabilities:
Accounts payable	$134,738	$72,628
Accrued expenses	83,505	86,597
Billings in excess of cost	34,702	47,598
Liabilities of discontinued operations	49,295	22,374
Total current liabilities	302,240	229,197
Long-term debt	85,636	—
Deferred income taxes	39,057	35,404
Non-current operating lease liabilities	17,730	14,943
Other non-current liabilities	24,026	21,272
Liabilities of discontinued operations	—	9,670
Shareholders’ equity:
Preferred stock, $0.01 par value; authorized 10,000 shares; none outstanding	—	—
Common stock, $0.01 par value; authorized 50,000 shares; 33,568 and 33,192 shares issued in 2020 and 2019	336	332
Additional paid-in capital	304,870	295,582
Retained earnings	469,943	405,668
Accumulated other comprehensive loss	(2,461)	(5,391)
Cost of 1,028 and 906 common shares held in treasury in 2020 and 2019	(28,883)	(22,227)
Total shareholders’ equity	743,805	673,964
	$1,212,494	$984,450

GIBRALTAR INDUSTRIES, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands) (unaudited)

	Twelve Months Ended December 31,
	2020	2019
Cash Flows from Operating Activities
Net income	$64,566	$65,091
(Loss) income from discontinued operations	(18,725)	5,163
Income from continuing operations	83,291	59,928
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	20,915	17,557
Stock compensation expense	8,173	12,570
Gain on sale of business	(1,881)	—
Exit activity costs, non-cash	493	408
Provision for deferred income taxes	3,786	4,120
Other, net	1,944	5,399
Changes in operating assets and liabilities, excluding the effects of acquisitions:
Accounts receivable	2,277	(11,256)
Inventories	(5,719)	14,272
Other current assets and other assets	5,467	(9,306)
Accounts payable	(1,160)	4,804
Accrued expenses and other non-current liabilities	(44,570)	14,040
Net cash provided by operating activities of continuing operations	73,016	112,536
Net cash provided by operating activities of discontinued operations	16,088	17,399
Net cash provided by operating activities	89,104	129,935
Cash Flows from Investing Activities
Acquisitions, net of cash acquired	(313,686)	(8,595)
Net proceeds from sale of property and equipment	77	92
Purchases of property, plant, and equipment	(13,068)	(8,776)
Net proceeds from sale of business	2,000	—
Net cash used in investing activities of continuing operations	(324,677)	(17,279)
Net cash used in investing activities of discontinued operations	(2,033)	(2,394)
Net cash used in investing activities	(326,710)	(19,673)
Cash Flows from Financing Activities
Proceeds from long-term debt	85,000	—
Long-term debt payments	—	(212,000)
Payment of debt issuance costs	—	(1,235)
Purchase of treasury stock at market prices	(6,656)	(4,305)
Net proceeds from issuance of common stock	1,119	490
Net cash provided by (used in) financing activities	79,463	(217,050)
Effect of exchange rate changes on cash	(1,166)	1,145
Net decrease in cash and cash equivalents	(159,309)	(105,643)
Cash and cash equivalents at beginning of year	191,363	297,006
Cash and cash equivalents at end of year	$32,054	$191,363

GIBRALTAR INDUSTRIES, INC.
Reconciliation of Adjusted Financial Measures
(in thousands, except per share data)
(unaudited)

	Three Months Ended December 31, 2020
	As Reported In GAAP Statements	Restructuring Charges	Senior Leadership Transition Costs	Acquisition Related Items	Adjusted Financial Measures
Net Sales
Renewable Energy & Conservation	$124,553	$—	$—	$—	$124,553
Residential Products	128,205	—	—	—	128,205
Infrastructure Products	12,443	—	—	—	12,443
Consolidated sales	265,201	—	—	—	265,201

Income from operations
Renewable Energy & Conservation	11,656	369	—	34	12,059
Residential Products	20,287	70	—	—	20,357
Infrastructure Products	573	226	—	—	799
Segments Income	32,516	665	—	34	33,215
Unallocated corporate expense	(9,794)	259	14	1,666	(7,855)
Consolidated income from operations	22,722	924	14	1,700	25,360

Interest expense	220	—	—	—	220
Other expense	150	—	—	—	150
Income before income taxes	22,352	924	14	1,700	24,990
Provision for income taxes	4,754	251	—	439	5,444
Income from continuing operations	$17,598	$673	$14	$1,261	$19,546
Income from continuing operations per share – diluted	$0.53	$0.02	$—	$0.04	$0.59

Operating margin
Renewable Energy & Conservation	9.4%	0.3%	—%	—%	9.7%
Residential Products	15.8%	0.1%	—%	—%	15.9%
Infrastructure Products	4.6%	1.8%	—%	—%	6.4%
Segments Margin	12.3%	0.3%	—%	—%	12.5%
Consolidated	8.6%	0.3%	—%	0.6%	9.6%

GIBRALTAR INDUSTRIES, INC.
Reconciliation of Adjusted Financial Measures
(in thousands, except per share data)
(unaudited)

	Three Months Ended December 31, 2019
	As Previously Reported In GAAP Statements	Discontinued Operations Restatement	As Reported In GAAP Statements	Restructuring & Acquisition Related Items	Senior Leadership Transition Costs	Adjusted Financial Measures
Net Sales
Renewable Energy & Conservation	$111,411	$—	$111,411	$—	$—	$111,411
Residential Products	101,213	—	101,213	—	—	101,213
Infrastructure Products	45,709	(32,299)	13,410	—	—	13,410
Less Inter-Segment Sales	(202)	202	—	—	—	—
	45,507	(32,097)	13,410	—	—	13,410
Consolidated sales	258,131	(32,097)	226,034	—	—	226,034

Income from operations
Renewable Energy & Conservation	16,644	—	16,644	288	—	16,932
Residential Products	13,167	—	13,167	72	—	13,239
Infrastructure Products	(205)	986	781	—	—	781
Segments income	29,606	986	30,592	360	—	30,952
Unallocated corporate expense	(10,359)	—	(10,359)	752	2,693	(6,914)
Consolidated income from operations	19,247	986	20,233	1,112	2,693	24,038

Interest income	(92)	87	(5)	—	—	(5)
Other expense	211	(19)	192	—	—	192
Income before income taxes	19,128	918	20,046	1,112	2,693	23,851
Provision for income taxes	4,771	232	5,003	91	134	5,228
Income from continuing operations	$14,357	$686	$15,043	$1,021	$2,559	$18,623
Income from continuing operations per share – diluted	$0.44	$0.02	$0.46	$0.03	$0.08	$0.57

Operating margin
Renewable Energy & Conservation	14.9%		14.9%	0.3%	—%	15.2%
Residential Products	13.0%		13.0%	0.1%	—%	13.1%
Infrastructure Products	(0.5)%		5.8%	—%	—%	5.8%
Segments margin	11.5%		13.5%	0.2%	—%	13.7%
Consolidated	7.5%		9.0%	0.5%	1.2%	10.6%

GIBRALTAR INDUSTRIES, INC.
Reconciliation of Adjusted Financial Measures
(in thousands, except per share data)
(unaudited)

	Twelve Months Ended December 31, 2020
	As Reported In GAAP Statements	Restructuring Charges	Senior Leadership Transition Costs	Acquisition Related Items	Gain on Sale of Business	Adjusted Financial Measures
Net Sales
Renewable Energy & Conservation	$447,567	$—	$—	$—	$—	$447,567
Residential Products	522,814	—	—	—	—	522,814
Infrastructure Products	62,197	—	—	—	—	62,197
Consolidated sales	1,032,578	—	—	—	—	1,032,578

Income from operations
Renewable Energy & Conservation	40,738	947	—	2,779	—	44,464
Residential Products	94,430	740	—	—	—	95,170
Infrastructure Products	7,233	226	—	—	—	7,459
Segments Income	142,401	1,913	—	2,779	—	147,093
Unallocated corporate expense	(35,211)	375	2,526	1,991	—	(30,319)
Consolidated income from operations	107,190	2,288	2,526	4,770	—	116,774

Interest expense	703	—	—	—	—	703
Other (income) expense	(1,272)	—	—	—	1,881	609
Income before income taxes	107,759	2,288	2,526	4,770	(1,881)	115,462
Provision for income taxes	24,468	547	—	1,164	(469)	25,710
Income from continuing operations	$83,291	$1,741	$2,526	$3,606	$(1,412)	$89,752
Income from continuing operations per share – diluted	$2.53	$0.05	$0.08	$0.11	$(0.04)	$2.73

Operating margin
Renewable Energy & Conservation	9.1%	0.2%	—%	0.6%	—%	9.9%
Residential Products	18.1%	0.1%	—%	—%	—%	18.2%
Infrastructure Products	11.6%	0.4%	—%	—%	—%	12.0%
Segments Margin	13.8%	0.2%	—%	0.3%	—%	14.2%
Consolidated	10.4%	0.2%	0.2%	0.5%	—%	11.3%

GIBRALTAR INDUSTRIES, INC.
Reconciliation of Adjusted Financial Measures
(in thousands, except per share data)
(unaudited)

	Twelve Months Ended December 31, 2019
	As Previously Reported In GAAP Statements	Discontinued Operations Restatement	As Reported In GAAP Statements	Restructuring, Acquisition & Debt Repayment Costs	Senior Leadership Transition Costs	Adjusted Financial Measures
Net Sales
Renewable Energy & Conservation	$373,023	$—	$373,023	$—	$—	$373,023
Residential Products	461,630	—	461,630	—	—	461,630
Infrastructure Products	213,805	(150,225)	63,580	—	—	63,580
Less Inter-Segment Sales	(1,019)	1,019	—	—	—	—
	212,786	(149,206)	63,580	—	—	63,580
Consolidated sales	1,047,439	(149,206)	898,233	—	—	898,233

Income from operations
Renewable Energy & Conservation	47,558	—	47,558	1,490	—	49,048
Residential Products	63,047	—	63,047	3,857	78	66,982
Infrastructure Products	13,455	(7,027)	6,428	—	—	6,428
Segments income	124,060	(7,027)	117,033	5,347	78	122,458
Unallocated corporate expense	(36,221)	—	(36,221)	2,145	9,666	(24,410)
Consolidated income from operations	87,839	(7,027)	80,812	7,492	9,744	98,048

Interest expense	2,205	118	2,323	(1,079)	—	1,244
Other expense	871	(463)	408	—	—	408
Income before income taxes	84,763	(6,682)	78,081	8,571	9,744	96,396
Provision for income taxes	19,672	(1,519)	18,153	2,080	615	20,848
Income from continuing operations	$65,091	$(5,163)	$59,928	$6,491	$9,129	$75,548
Income from continuing operations per share – diluted	$1.99	$(0.16)	$1.83	$0.20	$0.28	$2.31

Operating margin
Renewable Energy & Conservation	12.7%		12.7%	0.4%	—%	13.1%
Residential Products	13.7%		13.7%	0.8%	—%	14.5%
Infrastructure Products	6.3%		10.1%	—%	—%	10.1%
Segments margin	11.8%		13.0%	0.6%	—%	13.6%
Consolidated	8.4%		9.0%	0.8%	1.1%	10.9%

GIBRALTAR INDUSTRIES, INC.
Reconciliation of Adjusted Financial Measures
(in thousands, except per share data)
(unaudited)

	Three Months Ended March 31, 2020
	As Previously Reported In GAAP Statements	Discontinued Operations Restatement	As Reported in GAAP Statements	Restructuring & Senior Leadership Transition Costs	Acquisition Related Items	Adjusted Financial Measures
Net Sales
Renewable Energy & Conservation	$96,497	$—	$96,497	$—	$—	$96,497
Residential Products	103,419	—	103,419	—	—	103,419
Infrastructure Products	49,801	(34,316)	15,485	—	—	15,485
Less Inter-Segment Sales	(278)	278	—	—	—	—
	49,523	(34,038)	15,485	—	—	15,485
Consolidated sales	249,439	(34,038)	215,401	—	—	215,401

Income from operations
Renewable Energy & Conservation	5,699	—	5,699	18	1,001	6,718
Residential Products	13,725	—	13,725	221	—	13,946
Infrastructure Products	3,989	(2,413)	1,576	—	—	1,576
Segment Income	23,413	(2,413)	21,000	239	1,001	22,240
Unallocated corporate expense	(8,223)	—	(8,223)	2,280	259	(5,684)
Consolidated income from operations	15,190	(2,413)	12,777	2,519	1,260	16,556

Interest (income) expense	(47)	91	44	—	—	44
Other expense	192	326	518	—	—	518
Income before income taxes	15,045	(2,830)	12,215	2,519	1,260	15,994
Provision for income taxes	2,986	(673)	2,313	59	316	2,688
Income from continuing operations	$12,059	$(2,157)	$9,902	$2,460	$944	$13,306
Income from continuing operations per share – diluted	$0.37	$(0.07)	$0.30	$0.07	$0.03	$0.40

Operating margin
Renewable Energy & Conservation	5.9%		5.9%	—%	1.0%	7.0%
Residential Products	13.3%		13.3%	0.2%	—%	13.5%
Infrastructure Products	8.1%		10.2%	—%	—%	10.2%
Segments Margin	9.4%		9.7%	0.1%	0.5%	10.3%
Consolidated	6.1%		5.9%	1.1%	0.6%	7.7%

GIBRALTAR INDUSTRIES, INC.
Reconciliation of Adjusted Financial Measures
(in thousands, except per share data)
(unaudited)

	Three Months Ended June 30, 2020
	As Previously Reported In GAAP Statements	Discontinued Operations Restatement	As Reported in GAAP Statements	Costs (Recoveries) on Restructuring & Senior Leadership Transition	Acquisition Related Items	Adjusted Financial Measures
Net Sales
Renewable Energy & Conservation	$98,259	$—	98,259	$—	$—	$98,259
Residential Products	139,472	—	139,472	—	—	139,472
Infrastructure Products	48,263	(30,810)	17,453	—	—	17,453
Less Inter-Segment Sales	(180)	180	—	—	—	—
	48,083	(30,630)	17,453	—	—	17,453
Consolidated sales	285,814	(30,630)	255,184	—	—	255,184

Income from operations
Renewable Energy & Conservation	9,188	—	9,188	388	1,172	10,748
Residential Products	27,964	—	27,964	263	—	28,227
Infrastructure Products	6,644	(3,843)	2,801	—	—	2,801
Segment Income	43,796	(3,843)	39,953	651	1,172	41,776
Unallocated corporate expense	(9,205)	—	(9,205)	161	50	(8,994)
Consolidated income from operations	34,591	(3,843)	30,748	812	1,222	32,782

Interest expense	214	8	222	—	—	222
Other income	(1,787)	(105)	(1,892)	1,881	—	(11)
Income before income taxes	36,164	(3,746)	32,418	(1,069)	1,222	32,571
Provision for income taxes	8,872	(911)	7,961	(299)	274	7,936
Income from continuing operations	$27,292	$(2,835)	$24,457	$(770)	$948	$24,635
Income from continuing operations per share – diluted	$0.83	$(0.09)	$0.74	$(0.02)	$0.03	$0.75

Operating margin
Renewable Energy & Conservation	9.4%		9.4%	0.4%	1.2%	10.9%
Residential Products	20.0%		20.0%	0.2%	—%	20.2%
Infrastructure Products	13.8%		16.0%	—%	—%	16.0%
Segments Margin	15.3%		15.7%	0.3%	0.5%	16.4%
Consolidated	12.1%		12.0%	0.3%	0.5%	12.8%

GIBRALTAR INDUSTRIES, INC.
Reconciliation of Adjusted Financial Measures
(in thousands, except per share data)
(unaudited)

	Three Months Ended September 30, 2020
	As Previously Reported In GAAP Statements	Discontinued Operations Restatement	As Reported in GAAP Statements	Restructuring & Senior Leadership Transition Costs	Acquisition Related Items	Adjusted Financial Measures
Net Sales
Renewable Energy & Conservation	$128,258	$—	$128,258	$—	$—	$128,258
Residential Products	151,718	—	151,718	—	—	151,718
Infrastructure Products	49,767	(32,951)	16,816	—	—	16,816
Less Inter-Segment Sales	(78)	78	—	—	—	—
	49,689	(32,873)	16,816	—	—	16,816
Consolidated sales	329,665	(32,873)	296,792	—	—	296,792

Income from operations
Renewable Energy & Conservation	14,195	—	14,195	172	572	14,939
Residential Products	32,454	—	32,454	186	—	32,640
Infrastructure Products	5,199	(2,916)	2,283	—	—	2,283
Segment Income	51,848	(2,916)	48,932	358	572	49,862
Unallocated corporate expense	(7,989)	—	(7,989)	187	16	(7,786)
Consolidated income from operations	43,859	(2,916)	40,943	545	588	42,076

Interest expense	218	(1)	217	—	—	217
Other expense (income)	53	(101)	(48)	—	—	(48)
Income before income taxes	43,588	(2,814)	40,774	545	588	41,907
Provision for income taxes	9,828	(388)	9,440	67	135	9,642
Income from continuing operations	$33,760	$(2,426)	$31,334	$478	$453	$32,265
Income from continuing operations per share – diluted	$1.02	$(0.07)	$0.95	$0.02	$0.01	$0.98

Operating margin
Renewable Energy & Conservation	11.1%		11.1%	0.1%	0.4%	11.6%
Residential Products	21.4%		21.4%	0.1%	—%	21.5%
Infrastructure Products	10.5%		13.6%	—%	—%	13.6%
Segments Margin	15.7%		16.5%	0.1%	0.2%	16.8%
Consolidated	13.3%		13.8%	0.2%	0.2%	14.2%